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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 30, 1998


                             THE GRAND UNION COMPANY
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              (Exact Name of Registrant as Specified in its Charter


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-26602                                          22-1518276
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(Commission File Number)                    (I.R.S. Employer Identification No.)


201 Willowbrook Boulevard
Wayne, New Jersey                                             07470
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (973) 890-6000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)




NYFS03...:\18\50318\0005\1708\FRM3298S.490
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Item 5.     OTHER EVENTS.


      Reference is made to the Press Release, dated March 30, 1998, attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

            99.1 Press Release, dated March 30, 1998.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE GRAND UNION COMPANY

Dated: March 31, 1998                     By: /s/ Jeffrey P. Freimark
                                              ---------------------------------
                                           Name:  Jeffrey P. Freimark
                                           Title: Executive Vice President
                                                   and Chief Financial Officer






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                                  EXHIBIT INDEX


                  Exhibit
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99.1  Press Release, dated March 30, 1998











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